The Scott James Fund, Inc.
6700 Arlington Boulevard
Falls Church, VA  22042

July 31, 2003

Dear Shareholder:

Your fund started fiscal 2003 at $1,144.26 per share. Results show that our net asset value per share advanced to $1,212.32 per share representing an increase in value of 5.95% so far this year as compared to the Wilshire 5000 which increased 5.02% over the same six-month period, 11/01/02-4/30/03. Past performance does not indicate future results. Significant market volatility is expected to continue which may result in investment losses when you redeem your shares.

Fund management attempts to vote on proxies received from securities held in favor of the security shareholders. With this in mind, it generally votes against stock option plans, capital structure changes, preferred stock issuance, corporate restructurings, mergers and acquisitions, anti-takeover provisions. There are no voting agreements or arrangements with any other parties. If a fund shareholder wants additional information on how the Fund voted on any issue this may be received by calling 703-533-2500 or 1-800-846-9350 and requesting this information.

Unaudited financial figures for the half-year ended April 30, 2003 are attached.

Respectfully submitted,





/s/Scott S. James
Scott S. James, President















THE SCOTT JAMES FUND, INC.
STATEMENT OF ASSETS & LIABILITIES - APRIL 30, 2003

Figures are listed in U.S. dollars.

ASSETS:
Investments in securities at value                         518,120
(cost $553,552)
Cash                                                       116,254
                                                           -------
TOTAL ASSETS                                               634,374

LIABILITIES:
Management Fee Payable                                           0
                                                          --------
TOTAL LIABILITIES                                                0

NET ASSETS (equivalent to $1,212.32 per share based on
523.273 shares of capital stock outstanding, 25,000
shares authorized, $.00004 par value)                      634,374
                                                          ========

COMPOSITION OF NET ASSETS:
Paid in capital (Note 2)                                   650,921
Net Unrealized Gain (Loss) on Investments                  (35,433)
Net Realized Gain (Loss) on Investments (Note 3)            18,886
                                                          --------
NET ASSETS, April 30, 2003                                 634,374
                                                          ========
See accompanying notes to financial statements.

Figures are listed in United States dollars.

This is an unaudited report.


Figures are listed in United States dollars.

STATEMENT OF OPERATIONS
Period from November 1, 2002 to April 30, 2003

INVESTMENT INCOME:
Dividends                                                   3,351
                                                          -------
TOTAL INVESTMENT INCOME                                     3,351

EXPENSES (Note 4)
           Advisory Fees                                    2,330
           Advisory Fees Waived                            (    0)
           Margin Interest                                     59
           Other Expenses                                   1,770
           Other Expenses Waived                           (1,770)
                                                           -------
TOTAL EXPENSES                                              2,389
                                                           -------
NET INVESTMENT INCOME                                         962
                                                           -------
NET REALIZED GAINS ON INVESTMENTS (Note 3)                 18,886

NET UNREALIZED GAINS (LOSSES) ON INVESTMENTS 4/30/03      (35,433)

NET UNREALIZED GAINS LOSSES) ON INVESTMENTS 10/31/02      (46,684)
                                                           -------
NET CHANGE IN UNREALIZED GAINS ON INVESTMENTS              11,251
                                                           -------
NET GAINS ON INVESTMENTS                                   30,137
                                                           -------
NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS         31,100
                                                           =======
See accompanying notes to financial statements.

Figures are listed in United States dollars.

This is an unaudited report.


THE SCOTT JAMES FUND, INC.
SCHEDULE OF INVESTMENTS
Period Ending April 30, 2003

COMMON STOCKS 81.7%

SECTOR %
Industry %
Company %                     Shares       Value in US Dollars

BASIC MATERIALS 3.8%
Chemical Manufacturing 3.8%
Arrow-Magnolia 1.9%           6,250           $  12,000
EDEN Bioscience 0.7%          2,590               4,740
Strategic Diagnostics 1.2%    1,720               7,224

CAPITAL GOODS 5.3%
Construction Supplies & Fixtures 4.2%
Friedman Industries 1.9%      5,200              12,272
International Aluminum 2.3%     730              14,308

Misc. Capital Goods 1.1%
Capstone Turbine 0.5%         4,165               3,539
SureBeam 0.6%                 1,340               3,806

CONSUMER CYCLICALS 6.6%
Apparel/Accessories 0.6%
Tandy Brands 0.6%               350               3,539

Audio & Video Equipment 2.0%
Boston Acoustics 2.0%         1,425              12,754

Auto & Truck Parts 0.5%
Gentex 0.5%                     105               3,166

Photography 2.6%
Ikonics 1.3%                  1,900               7,980
CPAC, Inc. 1.3%               1,680               8,568

Recreational Products 0.9%
K2 Inc. 0.9%                    600               5,718

CONSUMER NON-CYLICAL 1.0%
Beverages (Nonalcoholic) 0.3%
Coca-cola 0.3%                   50               2,020

Personal & Household Products 0.7%
SEL-LEB Marketing 0.7%       11,000               4,290

ENERGY 2.8%
Oil & Gas - Integrated 2.8%
ExxonMobil 2.8%                 500              17,600

FINANCE 2.7%
Consumer Financial Services 0.7%
American Express 0.7%           120               4,543

Insurance (Miscellaneous) 0.9%
Crawford B 0.9%               1,200               5,916

Investment Services 0.6%
T. Rowe Price 0.5%              100               3,037
Winmill & Co. 0.1%              400                 628

S&Ls/Savings Banks 0.5%
NetBank 0.5 %                   300               2,994

HEALTHCARE 12.1%
Biotechnology & Drugs 7.6%
Argonaut Technologies 1.8%   12,500              11,250
Pharmacyclics 1.3%            2,250               8,100
Savient Pharmaceutical 0.8%   1,500               5,175
Theragenics 2.1%              3,025              13,522
Titan Pharmaceuticals 1.0%    4,000               6,520
Vical Inc. 0.6%               1,425               3,933

Major Drugs 4.3%
Merck 2.3%                      250              14,545
Pfizer 2.0%                     400              12,300

Medical Equipment & Supplies 0.2%
Cygnus Inc. 0.2%              3,125               1,438

SERVICE 18.8%
Business Services 2.2%
Kelly Services 2.2%             625              14,444

Communications Services 4.9%
LCC International 2.3%        6,250              14,688
NetRatings 0.9%                 880               5,553
PC Connection 1.7%            1,560              10,733

Printing & Publishing 0.5%
Dag Media 0.5%                1,700               3,145

Printing Services 0.4%
Champion Industries 0.4%      1,000               2,800

Restaurants 2.8%
Dave & Buster's 1.4%          1,000               9,080
Garden Fresh 1.4%             1,000               8,800

Retail (Apparel) 2.3%
Shoe Pavilion 2.3%           13,900              14,317

Retail (Department & Discount) 0.5%
Duckwall-ALCO 0.5%              375               3,469

Retail (Specialty) 2.1%
Books-A-Million 2.1%          6,500              13,325

Retail (Technology) 2.3%
Circuit City 2.3%             2,500              14,325

Security Systems & Services 0.8%
Synergx 0.8%                  2,000               4,800

TECHNOLOGY 25.6%
Communications Equipment 1.4%
Carrier Access Corp. 1.2%     6,000               7,560
Cisco Systems 0.2%              100               1,504

Computer Hardware 2.1%
MIPS Technologies 1.0%        3,125               6,156
Sun Microsystems 1.1%         2,160               7,128

Computer Peripherals 0.1%
Astro-Med 0.1%                   80                 304

Computer Services 2.8%
AOL Time Warner 0.1%             62                 848
Electronic Data System 1.8%     625              11,344
Yahoo! 0.9%                     230               5,699

Computer Storage Devices 1.9%
EMC Corp. 1.9%                1,360              12,362

Electronic Instr. & Controls 3.8%
American Power Conv. 2.4%       980              15,278
Control Chief Holdings 0.1%       5                 560
RF Industries 1.3%            3,125               8,313

Scientific & Technical Instr. 5.4%
Meade Instruments 1.8%        4,330              11,388
Nanogen 1.1%                  5,050               7,323
O.I. Corp. 1.2%               2,000               7,300
Optimal Robotics 1.3%         1,260               8,543

Semiconductors 3.5%
Intel 1.8%                      625              11,500
OSI Systems 1.7%                700              10,563

Software & Programming 4.6%
BMC Software 0.3%               110               1,641
iGATE Corp. 0.3%                750               2,018
Manchester Technology 1.3%    4,700               8,366
Microsoft 2.7%                  654              16,788

UTILITY 2.6%
Electric Utilities 2.6%
Aquila 0.9%                   1,900               5,282
Northwestern 0.4%             1,120               2,710
TECO Energy 1.3%                780               8,416

OTHER 0.4%
S&P 500 Index 0.4%
S&P 500 Depository 0.4%          28               2,573

TOTAL COMMON STOCKS           81.7%             518,120

OTHER INVESTMENTS             18.3%
First Virginia Bank Checking Account              2,574
Pershing Money Market Fund                      113,680

TOTAL OTHER INVESTMENTS       18.3%             116,254
                                               --------
TOTAL INVESTMENTS             100%              634,374

OTHER ASSETS LESS LIABILITIES  0%                     0
                                                -------
NET ASSETS                                      634,374
                                                =======
Figures are listed in United States dollars.
All values are rounded to the nearest dollar.
This is an unaudited report.

THE SCOTT JAMES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
Period from November 1, 2002 to April 30, 2003              Six Months
	                                                   Ended 4/30/03
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income                                               962
 Net realized gain on investments                                 18,886

 Unrealized appreciation (dep.) on investments 10/31/02          (46,684)
 Unrealized appreciation (dep.) on investments 04/30/03          (35,433)
                                                                 --------
Net change in unrealized appreciation (dep.) on investments       11,251
                                                                 --------
  NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS              31,100
	                                                         --------
 Distributions to shareholders from net investment income              0
 Distributions to shareholders from net realized gains                 0
 Net capital share transactions                                  121,631
                                                                 --------
  NET INCREASE IN NET ASSETS                                     152,731

NET ASSETS November 1, 2002                                     $481,643

NET ASSETS April 30, 2003
(including undistributed investment income of $31,100)          $634,374
                                                               ==========
Figures are listed in United States dollars.
This is an unaudited report.

THE SCOTT JAMES FUND NOTES TO FINANCIAL STATEMENTS

NOTE 1 SUMMARY - SIGNIFICANT ACCOUNTING POLICIES: NATURE OF OPERATIONS The Scott James Fund, Inc. ("the Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Security Valuations - All investments are carried at fair value, which are Market quotations when readily available or determined in "good faith" by the board of directors when market quotations are not readily available. Money market funds are carried at fair value.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Codes that are applicable to regulated investment companies & to distribute all its taxable income to its shareholders. Therefore no federal income tax provision is required.

Distributions To Shareholders - The Fund intends to distribute to shareholders substantially all of its net investment income & net realized long-term capital gains at year-end.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

OTHER: The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

NOTE 2 CAPITAL SHARE TRANSACTIONS: 25,000 shares authorized, par value $.00004. As of 11/01/2002, total par value and paid-in-capital totaled $528,327. As of 4/30/2003, total par value and paid-in-capital totaled $650,921. The net increase in capital stock transactions for the period from November 1, 2002 to April 30, 2003 were as follows:

                                            Shares       Amount
                                         ----------   ----------
Shares sold                               113.4074      135,099
Shares issued in reinvest of dividends           0            0
Shares redeemed                           11.05568       12,505
                                         ----------   ----------
Net increase                              102.3517      122,594
                                         ==========   ==========

NOTE 3 INVESTMENTS: For the six-months ended April 30, 2003, purchases and sales of investment securities other than short-term investments aggregated $98,506 & $89,517 respectively. The gross unrealized net depreciation for all securities totaled $35,433. The aggregate cost of securities for federal income tax purposes on April 30, 2003 was $553,552. Net realized gain on investments for the six-months ended April 30, 2003 was $18,886, all of which were long transactions.

NOTE 4 MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES -
Under the terms of the investment management agreement, The Scott
S. James Co. ("the Manager") has agreed to provide the Fund investment management services and be responsible for the day to day operations of the Fund. The Manager will receive a fee, payable monthly, for the performances of its services at an annual rate of 1% based on the average daily assets of the Fund. The fee accrues daily and be paid monthly. A management fee of $2,330 accrued during the six-months ended April 30, 2003. Fees of $1,770 for registrations, filing fees, accounting fees and franchise taxes accrued during the six-months ended April 30, 2003, which were paid by the Manager. The Scott S. James Company will continue absorbing the legal and accounting fees until the Fund's assets exceed $1,000,000.

The Manager provided transfer agency, portfolio pricing, administration, accounting, financial reporting, tax accounting, and compliance services to the Fund at no charge for the six-months ended April 30, 2003.
Mr. Scott S. James is sole owner, director and officer of the Manager and is President of the Fund.

NOTE 5 DISTRIBUTIONS TO SHAREHOLDERS:
There were no distributions made during the six-month period from November 1, 2002 to April 30, 2003.

This is an unaudited report.